Exhibit 10.1

NOvabay Pharmaceuticals, Inc.

WARRANT AMENDMENT AGREEMENT

This Warrant Amendment Agreement (the “Agreement”) is made and entered into as of May 9, 2013, by and among NovaBay Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Pioneer Pharma (Singapore) Pte Ltd., (“Pioneer”).

Recitals

Whereas, on August 31, 2012, and October 31, 2012, the Company issued warrants (the “Warrants”) to Pioneer to purchase 800,000 and 1,200,000 shares, respectively, of common stock of the Company (“Common Stock”), which Warrants are exercisable on or before August 31, 2013, at an exercise price of USD $1.50 per share of Common Stock; and

Whereas, the Company and Pioneer desire to amend the Warrants to extend the termination date of the Warrants to November 29, 2013, and to provide that in exchange for such amendment Pioneer agree to exercise the Warrants on or prior to November 29, 2013.

Agreement

Now, Therefore, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendment of Warrants and Agreement to Exercise.

1.1     Amendment of Warrants. Effective upon the execution and delivery of this Agreement by both the Company and Pioneer, Section 17(e) of each of the Warrants is hereby amended to change the reference to “August 31, 2013,” therein to “November 29, 2013.”

1.2     Agreement to Exercise. In consideration for the entering into of this Agreement by the parties hereto, Pioneer hereby agrees and covenants that on or before November 29, 2013, Pioneer will exercise each of the Warrants pursuant to the terms thereof, as amended by Section 1.1 hereof, including the delivery to the Company, on or before November 29, 2013, of the full aggregate exercise price thereof in the amount of USD $3,000,000.

2.             Representations And Warranties Of The Company.

The Company hereby represents and warrants to Pioneer as of the date of this Agreement as set forth below.

2.1     Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement, and the performance of all obligations of the Company hereunder, have been taken. The Agreement, when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) general principles of equity that restrict the availability of equitable remedies.

3.             Representations And Warranties Of Pioneer.

Pioneer hereby represents and warrants to the Company as follows:

3.1     Authorization; Binding Obligations. All corporate action on the part of Pioneer, its officers, directors and stockholders necessary for the authorization of this Agreement, and the performance of all obligations of Pioneer hereunder, have been taken. The Agreement, when executed and delivered, will be a valid and binding obligation of Pioneer enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) general principles of equity that restrict the availability of equitable remedies.

3.2     Investment Representations.  The representations and warranties of Pioneer set forth in Section 4.2 of the Unit Purchase Agreement, dated as of September 13, 2012, by and among the Company and Pioneer (the “Unit Purchase Agreement”), pursuant to which Pioneer acquired the Warrants, are true and correct on the date hereof, and such representations and warranties are reaffirmed and made to the Company on the date hereof.

3.3     Consents, Permits, and Waivers. No consents, waivers or approvals are required under the laws of the Peoples Republic of China for the amendment of the Warrants, or the entering into of this Agreement, as provided herein.

4.             Covenants.

4.1     Consents, Permits, and Waivers. Pioneer hereby covenants to use its best efforts to obtain any and all consents, permits and waivers necessary or appropriate for issuance of the shares of Common Stock upon exercise of the Warrants, as amended pursuant to the terms hereof, including any consents, permits and waivers necessary from the People’s Republic of China. Purchase shall immediately notify the Company in writing upon receipt of any and all consents, permits and waiver under this Section 4.1.

4.2     Reissuance of Warrants. Within 10 days of the execution of this Agreement, Pioneer will deliver the Warrants to the Company, and within 10 days of such delivery the Company will reissue the Warrants pursuant to Section 7(e) of the Warrants, with Section 17(e) of the Warrants amended as set forth in Section 1.1 hereof.

5.             Miscellaneous.

5.1     Warrants and Unit Purchase Agreement. Except as specifically provided in Section 1.1 hereof, all other terms of the Warrants remain unchanged. The execution and delivery of this Agreement does not, in any way, amend the Unit Purchase Agreement or otherwise affect the rights and the obligations of the parties under Unit Purchase Agreement

5.2     Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and performed entirely within Delaware, without giving effect to conflict of law principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the State of Delaware.

5.3     Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby. The representations, warranties, covenants and obligations of the Company, and the rights and remedies that may be exercised by Pioneer, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by or knowledge of, Pioneer or any of their representatives.

5.4     Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Warrants from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Warrants specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Warrants in its records as the absolute owner and holder of such Warrants for all purposes.

5.5     Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matters hereof and no party shall be liable for or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein.

5.6     Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.7     Amendment and Waiver. This Agreement may be amended or modified, and the obligations of the Company and the rights of the holders of the Warrants and under the Agreement may be waived, only upon the written consent of the Company and Pioneer.

5.8     Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any party’s part of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

5.9     Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to Pioneer at the address set forth on the signature page hereto or at such other address or electronic mail address as the Company or Pioneer may designate by ten (10) days advance written notice to the other parties hereto.

5.10     Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement.

5.11     Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.12     Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.13     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

5.14     Broker’s Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 7.14 being untrue.

5.15     Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

5.16     California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

[Signature Page Follows]

In Witness Whereof, the parties hereto have executed the Warrant Amendment Agreement as of the date set forth in the first paragraph hereof.

COMPANY: NovaBay Pharmaceuticals, Inc. Signature: /s/ Ron Najafi Name: Ramin (Ron) Najafi, Ph.D. Title: Chairman and CEO

PIONEER:

Pioneer Pharma (Singapore) Pte Ltd.

Signature: /s/ Paul Li

Name: Mr. Li Xin Zhou  (Paul Li)

Title: President and CEO

Address:

Pioneer Pharma (Singapore) Pte Ltd

33A Chander Road,

Singapore 219539